Earnings Results Second Quarter 2020 July 30, 2020 Exhibit 99.2

Cautionary Language Various statements in this presentation, including those that express a belief, expectation or intention, may be considered forward-looking statements (as defined in Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act) that involve risks and uncertainties that could cause actual results to differ materially from projected results. Without limiting the generality of the foregoing, forward-looking statements contained in this communication include statements relying on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside the control of CNX and CNX Midstream, which could cause actual results to differ materially from such statements. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The forward-looking statements may include, but are not limited to, statements regarding the expected benefits of the proposed transaction to CNX and CNX Midstream and their stockholders and unitholders, respectively; the anticipated completion of the proposed transaction and the timing thereof; the expectation that CNX votes the CNXM common units that it owns in favor of the proposed transaction; the expected future growth, dividends and distributions of the combined company; and plans and objectives of management for future operations. When we use the words “believe,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “estimate,” “plan,” “predict,” “project,” or their negatives, or other similar expressions, the statements which include those words are usually forward-looking statements. When we describe strategy that involves risks or uncertainties, we are making forward-looking statements. While CNX and CNX Midstream believe that the assumptions concerning future events are reasonable, they caution that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of their businesses. Among the factors that could cause results to differ materially from those indicated by such forward-looking statements are: the failure to realize the anticipated costs savings, synergies and other benefits of the transaction; the possible diversion of management time on transaction-related issues; the risk that the requisite approvals to complete the transaction are not obtained; local, regional and national economic conditions and the impact they may have on CNX, CNX Midstream and their customers; changes in tax laws that impact master limited partnerships; conditions in the oil and gas industry, including a sustained decrease in the level of supply or demand for oil or natural gas or a sustained decrease in the price of oil or natural gas; the financial condition of CNX’s or CNX Midstream’s customers; any non-performance by customers of their contractual obligations; changes in customer, employee or supplier relationships resulting from the transaction; changes in safety, health, environmental and other regulations; the results of any reviews, investigations or other proceedings by government authorities; and the performance of CNX Midstream. The forward-looking statements in this presentation speak only as of the date of this presentation; we disclaim any obligation to update these statements. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks, contingencies and uncertainties relate to, among other matters, the risks and uncertainties set forth in the “Risk Factors” section of CNX’s Annual Report on Form 10-K for the year ended December 31, 2019, and Quarterly Report on Form 10-Q for the three months ended March 31, 2020, each filed with the Securities and Exchange Commission (SEC), and any subsequent reports filed with the SEC. Currently, the SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible oil and gas reserves that a company anticipates as of a given date to be economically and legally producible and deliverable by application of development projects to known accumulations. We may use certain terms in this presentation, such as EUR (estimated ultimate recovery), that the SEC’s rules strictly prohibit us from including in filings with the SEC. We caution you that the SEC views such estimates as inherently unreliable and these estimates may be misleading to investors unless the investor is an expert in the natural gas industry. These measures are by their nature more speculative than estimates of reserves prepared in accordance with SEC definitions and guidelines and accordingly are less certain. No Offer or Solicitation. This presentation is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Important Additional Information Regarding the Transaction Will Be Filed With the SEC. In connection with the proposed transaction, CNX will file a registration statement on Form S-4, including a consent statement/prospectus of CNX and CNX Midstream, with the SEC. INVESTORS AND SECURITY HOLDERS OF CNX AND CNX MIDSTREAM ARE ADVISED TO CAREFULLY READ THE REGISTRATION STATEMENT AND CONSENT STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. A consent statement/prospectus will be sent to security holders of CNX Midstream in connection with the solicitation of consents from CNX Midstream unitholders. Investors and security holders may obtain a free copy of the consent statement/prospectus (when available) and other relevant documents filed by CNX and CNX Midstream with the SEC from the SEC’s website at www.sec.gov. Security holders and other interested parties will also be able to obtain, without charge, a copy of the consent statement/prospectus and other relevant documents (when available) from www.cnx.com under the tab “Investor Relations” and then under the heading “SEC Filings.” Participants in the Solicitation. CNX, CNX Midstream and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of consents in respect of the proposed transaction. Information about these persons is set forth in CNX’s proxy statement relating to its 2020 Annual Meeting of Stockholders, which was filed with the SEC on March 24, 2020, and CNX Midstream’s Annual Report on Form 10-K and Form 10-K/A for the year ended December 31, 2019, which were filed with the SEC on February 10, 2020 and April 27, 2020, respectively, and subsequent statements of changes in beneficial ownership on file with the SEC. Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ security holders generally, by reading the consent statement/prospectus and other relevant documents regarding the transaction, which will be filed with the SEC.

The CNX Philosophy and Approach to Making Decisions CNX built a plan that consistently delivers substantial FCF year in and year out for the next seven years, and current allocation of the FCF will focus on debt paydown Our Approach: 1. We optimize long term intrinsic value per share above all else 2. The best metric for optimizing intrinsic value per share is free cash flow (FCF); maximizing free cash flow strengthens the balance sheet, allows for opportunistic capital allocation, and protects us from the downside 3. The assumptions for the ‘uncontrollables’ applied when calculating internal rates of return (IRRs) have changed drastically; we live in reality, and so we adjust the ‘controllables’ accordingly 4. The best way we optimize intrinsic value per share is to be a great capital allocator who follows risk-adjusted IRRs 5. IRR math dictates where we allocate consolidated FCF; in today’s environment, opportunistic debt paydown across various tranches of the debt stack is compelling

6 Reasons Why CNX is a Non-Replicable Best-In-Class E&P

1	**The Lowest Cost E&P Company**	▪ Production cash costs lowest in basin and declining over time ▪ Fully burdened cash costs expected to drop significantly over time ▪ Cost position drives basin leading cash margins
2	**Low Capital Intensity**	▪ Current F&D costs half of historical D&C DD&A ▪ Non-D&C capital (Midstream, Land, and Water) significantly reduced ▪ Low base decline rates of maintenance of production plan drives low capital
3	**Substantial Free Cash Flow(1)**	▪ >$3 billion in FCF(1) over 7-year plan ▪ Best-in-class FCF yield each year of 7-year plan ▪ CNXM transaction enhances cumulative FCF
4	**Strong Balance Sheet**	▪ Less than 1.5x leverage ratio in early 2023 ▪ Debt free in 2025 under current plan ▪ Interest cash costs decline materially
5	**Low-Risk Business Model**	▪ Projections use conservative, low NYMEX forward gas price assumptions ▪ Programmatic hedges de-risk revenues ▪ Deep core inventory extends well beyond 7-year plan period
6	**Growing Intrinsic Value per Share**	▪ Reduced cost of capital and total flexibility on capital allocation ▪ Substantial equity upside based on equity share of EV and/or cash flow yield ▪ CNX should command an M&A premium

(1) Non-GAAP measures. See appendix for definition.

CNX™ 4

Track Record of Success CNX has been a first mover in basin and gone against industry norms, e.g. hedged when others weren’t; no large new expensive FT contracts; first to streamline overhead; first LT contract for electric frac, etc… Implemented Programmatic Hedging Program No meaningful contracts on new expensive FT projects Authorized Share buyback program 2017 Constructed critical water infrastructure projects to drive water efficiencies for years to come Bought back 19% of shares outstanding since inception Streamlined G&A 2019 First-in-basin for long-term agreement with Evolution all-electric frac fleet Bought back 14% of shares outstanding since inception 2018 Substantially reduced debt and addressed near-term maturities Acquiring all of the outstanding publicly-owned units of CNXM 2020

Drilling and Completion Improvements Driving Capital Efficiencies SWPA Marcellus Drilling Efficiencies SWPA Marcellus Completions Efficiencies 38% Decline 33% Decline Most Recent Well Results: SWPA Marcellus: $720/ft SWPA Utica: $1,375/ft SHR/PEN Marcellus: $680/ft

Most Recent CPA Dry Utica Well Producing Above Type Curve CPA Dry Utica Results Increased EUR for Bell Point 6 Utica well to range of 4.5–5.0 Bcfe per 1,000’, Most productive Utica well to date ~20 years of Utica inventory in CPA region IRRs are competitive with SWPA Marcellus Strong, consistent, and repeatable performance Daily Production Normalized to 7,000’.

Current F&D At Much Higher Capital Efficiency Than Historical D&C DD&A Average $/Ft $1,618 $1,386 $1,031 $1,024 $830 $750 Average Lateral 4,000 7,700 8,340 9,360 12,000 12,000 Average EUR/1,000’ (NRI to CNX) 1.34 1.84 2.15 2.24 2.4 2.4 TIL Count 143 100 47 41 34 Marcellus Well Cost ($/Mcfe) $1.20 $0.75 $0.48 $0.47 $0.35 $0.30 Marcellus Well Cost $ per Mcfe 75% reduction in Marcellus F&D costs DD&A ($ / Mcfe) Significant historical Marcellus F&D improvement Marcellus F&D expected to be $0.30 per Mcfe in long-term plan

Best-In-Class Production Cash Costs Trailing twelve months (TTM) includes forecasted Q2 2020 end for CNX and TTM as of Q1 2020 for peers. Peers include AR, COG, EQT, GPOR, RRC, SWN. For peers that net transportation costs from revenue, $0.35 per Mcfe has been added to Transportation, Gathering and Compression to estimate total production costs. TTM Production Cash Costs per Mcfe(1) The CNXM transaction lowered CNX’s production cash costs by ~$0.40 per Mcfe

Fully Burdened Cash Costs Under $0.90 Per Mcfe 2020E-2026E Average Prices $/MMBtu NYMEX $2.40 In Basin Price $1.95 CNX Realized Price ($/Mcfe) $2.38 BTU Conversion (MMBtu/Mcf) 1.079 2020E-2026E Average Production Cash Costs (LOE, Taxes, Transportation, Gathering, and Compression) of $0.68/Mcfe Includes Interest, Unused FT and Processing, Idle Rig Fees, Other Cash Income (Expense), less 3rd Party Gathering and Other Operating Revenues. 30% reduction in fully burdened costs

Best Downside Protection in the E&P Space

2021E[1] Hedged Gas Production



104%
$2.94
100 %
$2.80
87%
80 %
NYMEX Strip $2.64 in 2021
60 %
$2.48
$2.49
$2.46
49%
$2.36
37%
40 %
26%
20 %
18%
0%
0 %
Peer 1
CNX
Peer 3
Peer 2
Peer 5
Peer 4
Peer 6
% of Consensus Prod. Hedged
Price Floor
$ 3.00
$ 2.90
$ 2.80
$ 2.70
$ 2.60
$ 2.50
$ 2.40
$ 2.30
$ 2.20
$ 2.10
$ 2.00
2021 % of Production Hedged
2021 Average NYMEX Price Floor

2022E[1] Hedged Gas Production



63%
$2.85
60 %
40 %
$2.48
NYMEX Strip $2.46 in 2022
29%
$2.37
$2.35
20 %
17%
10%
0 %
0%
0%
0%
CNX
Peer 1
Peer 3
Peer 2
Peer 4
Peer 5
Peer 6
% of Consensus Prod. Hedged
Price Floor
$ 3.00
$ 2.90
$ 2.80
$ 2.70
$ 2.60
$ 2.50
$ 2.40
$ 2.30
$ 2.20
$ 2.10
$ 2.00
2022 % of Production Hedged
2022 Average NYMEX Price Floor

~38% of 2023[1] production hedged under maintenance scenario at $2.81 NYMEX

vs.

~1% for peers at $2.40 NYMEX

~34% of 2024[1] production hedged under maintenance scenario at $2.90 NYMEX

vs.

~0% for peers

CNX™

Note: Peers include AR, COG, EQT, GPOR, RRC, SWN. As of Q1 2020 for CNX and as of Q4 2019 for peers. NYMEX as of 7/8/2020. CNX hedge price per Mcf and per MMBtu for peers.
(1) Based on Bloomberg consensus estimates for 2021E and 2022E annual gas production. CNX 2021 % of production hedged based on company estimate of dry gas production. CNX 2022-2024 % of gas production hedged based on flat production scenario with 2021.

11

Flexibility to Modify Production Profile to Capture Higher Prices CNX shut in certain wells in May 2020 due to pricing contango CNX has the flexibility to modify its production profile allowing company to save some production to sell during significantly higher prices this winter and next year Not all producers have this flexibility due to low volumes hedged, high leverage, and/or high operating costs Expected Daily Production Flowing Now December 2020 Note: Forward market price is as of 7/8/2020. 40% higher production NYMEX ($/MMBtu) $1.50 $2.57 Winter (November/December 2020) prices are $1.07 per MMBtu higher than July 2020 prices

Q2 2020 Activity Summary Measured in lateral feet from perforation to perforation. Q2 2020 ($ in millions) TD FRAC TIL Average Lateral Length(1) Rigs at Period End SWPA Central Marcellus Marcellus 7 8 6 8,560 1 Utica Utica 1 - - - - WV Shirley-Penns Marcellus - - - - - Utica - - - - - CPA South Utica Utica - - - - - OH Dry Utica Utica Utica - 3 - - - Total     8 11 6 1 Expect to run 1 rig and 1 frac crew in 2021

Note: Long-term debt principal amounts only, excludes premiums, discounts, and debt issuance costs. Non-GAAP measures. See appendix for definition. Net of capped call transaction, which cost approximately $35.7 million. Consolidated Debt Maturities PF FCF(1) Cumulative PF FCF $ in millions A Balance Sheet Strengthening Convertible Notes Offering Senior Unsecured / Non-callable for 3.5 years Total Issuance $345MM Net Proceeds $299.0MM(2) Maturity May 1, 2026 Coupon 2.25% Conversion Premium / Share Price 20% / $12.84 Effective Conversion Premium / Share Price 70% / $18.19 Opportunistically issued convertible notes on April 28, 2020 Continued to de-risk balance sheet by further eliminating refinancing risk associated with 2022 Notes maturity Proceeds utilized to pay down 2022 Notes Annual interest rate savings of over $12.5MM Strong investor demand drove favorable interest rate and execution of greenshoe

Note: See appendix for Non-GAAP definition. Forward market prices are as of 7/8/2020. Includes ~$50M in expected asset sales in 2020 and 2021. Previous UPDATED 2020E 2020E Capital Expenditures ($ millions) Low High High Low High High Drilling & Completions $330 $380 $450 $330 $380 $450 Non-D&C $140 $170 $100 $140 $170 $100 PF Total Capital $470 $550 $550 $470 $550 $550 Production Volumes (Bcfe) 490 530 565 490 530 565 Prices on Open Volumes Natural Gas NYMEX ($/MMBtu)(1) $2.16 $1.94 Natural Gas Basis Differential ($/MMBtu)(1) ($0.25)-($0.35) ($0.20)-($0.30) NGL Realized Price ($/Bbl)(1) $8.00-$10.00 $12.50-$14.50 Adjusted EBITDAX ($ millions) Consolidated $830 $900 $830 $900 Free Cash Flow (FCF) ($ millions) Consolidated FCF(2) ~$300 ~$300 Started deferring volumes on May 1, 2020 Plan to turn wells back online November 1, driving production volumes towards low end of guidance range CNX PF 2021 FCF(2) expected to be ~$425 million Updated 2020 Guidance

Cumulative Free Cash Flow(1) 2020E-2026E >$3 billion of cumulative FCF over 7-year plan (1) CNX Pro Forma Market Cap (2) CNX Pro Forma Debt Note: NYMEX as of 7/8/2020. Non-GAAP measures. See appendix for definition. Free Cash Flow Yield is a non-GAAP measure and defined as (Operating Cash flow – Capex) / Current Market Capitalization. Based on 224.5 million shares outstanding pro forma for the transaction. Share price as of 7/17/2020. Substantial Cumulative Free Cash Flow and Yield

Flexibility in how we allocate capital Average annual go forward FCF of ~$500 million assuming current $2.40 NYMEX Lowest cost Appalachian E&P Non-replicable business model: Midstream, NRIs, water assets, hedge book, balance sheet, etc… Safety in paying down debt to increase equity value Immense upside in normal or high gas price environment Why Invest in the “New” CNX? Market disconnect provides tremendous opportunity Valuation not reflective of M&A attractiveness to peers who need to de-lever and de-risk their businesses

Appendix

CNX Overview Total Net Shale Acres >1.1 million Total Marcellus Net Acres 519,300 Net Undeveloped Marcellus Locations in SWPA 328 Total Utica Net Acres 608,300 Net Undeveloped Utica Locations in CPA 439 2020E Total Production 490-530 Bcfe Q2 2020 Liquidity >$1.4 billion NYSE Ticker CNX Corporate Office Canonsburg, PA Note: As of year-end 2019 as identified in 2019 10-K filed February 10, 2020. Locations calculated by dividing total controlled acreage in type curve region divided by area of a well. Lateral length and inter-lateral spacing assumption in appendix.

Relative Free Cash Flow Yield

2021E Free Cash Flow Yield(1)



CNX
Appalachia Peers
Top 10 XOP
S&P 500 Sectors
21.8%
10.6%
9.2%
6.6%
6.6%
6.5%
6.3%
6.3%
6.1%
5.9%
5.7%
2.6%
0.4%
(1.6%)
CNX
Appalachia Peers (1)
Communications
Energy
Consumer
Top 10 XOP(2)
Hardware
Software
Financials
Health Care
Industrials
Real Estate
Travel + Transport
Power

CNX 2021E-2026E Average Expected FCF Yield: 26%

Implied CNX share price of ~$35 assuming a 6.5% yield

Source: Public filings, FactSet as of 7/17/2020.
Note: Market data as of 7/17/2020. Free Cash Flow Yield is a non-GAAP measure and defined as (Operating Cash flow – Capex) / Current Market Capitalization; CNX 2021E is based on company projections and pro forma 224.5 million shares outstanding assuming a 0.88 exchange ratio for the CNX Midstream transaction; all other figures based on broker consensus estimates.
(1) E&P Peers include: AR, COG, EQT, GPOR, RRC, and SWN.
(2) Top 10 XOP include: APA, CLR, COP, CVX, HES, MPC, NBL, PE, PXD, and XOM.

20

Q2 2020 Financial Results Summary Note: The Non-GAAP financial measures in the tables above are defined and reconciled to GAAP net income in the appendix under "Non-GAAP Reconciliation." Capital expenditures exclude $14 million and $103 million of total capital investment net to CNXM in the second quarter of 2020 and 2019, respectively, as reported in CNXM Second Quarter Results. See the "Price and Cost Data Per Mcfe" in the appendix for a reconciliation to total Production Costs. Fully burdened cash costs include production cash costs, selling, general and administrative (SG&A) cash costs, other operating cash expense, other cash (income) expense, and interest expense. Q2 2020 and Q2 2019 total fully burdened cash costs exclude a gain on asset sales of $0.07 per Mcfe and $0.00 per Mcfe, respectively. Q2 2020 and Q2 2019 also excludes unrealized losses on interest rate swaps of $0.05 per Mcfe and $0.00 per Mcfe, respectively. Strong operating cash margins despite weaker gas prices vs. last year

Financial Guidance

	PREVIOUS (4/27/2020)	UPDATED (7/30/2020)
Revenue and Other Operating Income	**2020E**	**2020E**
Production Volumes:		
Natural Gas (Bcf)	465-500	465-500
NGLs (MBbls)	3,485-4,400	3,485-4,400
Condensate (MBbls)	110-170	110-170
Total Production (Bcfe)	**490-530**	**490-530**
% Liquids	~5%-6%	~5%-6%
Natural Gas NYMEX Price ($/MMBtu)(1)	$2.16	$1.94
Natural Gas Basis Differential to NYMEX ($/MMBtu)(1)	($0.25)-($0.35)	($0.20)-($0.30)
NGL Realized Price ($/Bbl)(1)	$8.00-$10.00	$12.50-$14.50
Condensate Realized Price % of WTI(1)	70%	70%
Realized Hedging Gain ($ in millions)(2)	$255-$265	$330-$340
Other Operating Income (3rd party water income and resold FT) ($ in millions)	$10-$20	$10-$20
CNXM 3rd Party Gathering Revenue	$40-$50	$55-$65
Costs		
Average per unit operating expenses ($/Mcfe):		
Lease Operating Expense		
Production, Ad Valorem, and Other Fees		
Transportation, Gathering and Compression		
Total Cash Production and Gathering Costs	**$1.06-$1.14**	**$0.67-$0.75**
($ in millions)		
Selling, General, and Administrative Costs(3)	$80-$90	$80-$90
Exploration Expense	$5-$15	$5-$15
Other Operating Expense (unutilized FT and processing, idle rig fees, and other misc.)	$80-$95	$80-$95
Other Non-Operating Expense (Income)	($5)-$0	$10-$20

CNX Resources Corporation is unable to provide a reconciliation of projected stand-alone or consolidated adjusted EBITDAX to projected operating income, the most comparable financial measure calculated in accordance with GAAP. This is due to our inability to calculate GAAP projected operating income given the unknown effect, timing, and potential significance of certain income statement items.

(1) Forward market prices are as of 7/8/2020.

(2) Refer to Appendix on hedging gain/(loss) assumptions. Forward pricing as of 7/8/2020. Anticipated hedging activity is not included in projections.

(3) Excludes stock-based compensation.

22

Low Base Decline Rate Drives Low Capital Intensity

Capital plan	
	2022E - 2026E (annual avg.)
TIL Count	~25
Net production (Bcfe)	~560
Capital Expenditures ($ in millions)	
Drilling & Completion	~$230
Non-D&C	~$70
PF Total Capital	~$300

As PDPs build over time, base decline shallows to average ~20% in 2022E-2026E

Fewer TILs required to keep production flat Y-o-Y

Illustrative Example of PDP/TIL Build Overtime



40%
35%
30%
25%
20%
15%
10%
2019
2020E
2021E
2022E
2023E
2024E
2025E
2026E
PDP Base
Rolling PDP Adds
Annual TIL Volumes
Base Decline

23

Natural Gas Hedging and Basis Protection



500
450
400
350
300
250
200
150
100
50
0
Gas Volumes Hedged (Bcf)
459.7
435.9
285.9
170.3
156.4
2020
2021
2022
2023
2024
NYMEX + Basis(2)

Hedge Volumes and Pricing	Q3 2020	2020	2021	2022	2023	2024
NYMEX Hedges						
Volumes (Bcf)	100.2	447.3	413.6	271.7	142.6	145.4
Average Prices ($/Mcf)	$2.90	$2.94	$2.94	$2.85	$2.81	$2.90
Physical Fixed Price Sales and Index Hedges						
Volumes (Bcf)	2.8	12.4	22.3	14.2	27.7	11.0
Average Prices ($/Mcf)	$2.44	$2.45	$2.51	$2.61	$2.17	$2.28
Total Volumes Hedged (Bcf)(1)	103.0	459.7	435.9	285.9	170.3	156.4
NYMEX + Basis (fully-covered volumes)(2)						
Volumes (Bcf)	103.0	459.7	435.9	285.9	170.3	156.4
Average Prices ($/Mcf)	$2.47	$2.55	$2.46	$2.32	$2.25	$2.32
NYMEX Hedges Exposed to Basis						
Volumes (Bcf)	-	-	-	-	-	-
Average Prices ($/Mcf)	-	-	-	-	-	-
Total Volumes Hedged (Bcf)(1)	103.0	459.7	435.9	285.9	170.3	156.4

Despite cashing in $84MM of value YTD and resetting 2022-2024 hedges, still maintain strong average hedge prices and cash flow protection

NYMEX hedges added (sold) during Q2: 43.3 Bcf (2020, 2021, 2022, 2023, 2024, and 2025)

Index hedges added (sold) during Q2: 1.8 Bcf (2020 and 2021)

Basis hedges added during Q2: 100.9 Bcf (2020, 2021, 2022, 2023, 2024, and 2025)

CNX™

(1) Hedge positions as of 7/8/2020. Excludes basis hedges in excess of NYMEX hedges of 2.1 Bcf, 9.5 Bcf, 18.2 Bcf, 44.2 Bcf, 26.0 Bcf, and 19.1 Bcf for Q3 2020, 2020, 2021, 2022, 2023, and 2024, respectively. Q3 2020 and 2020 exclude purchased swaps. See slide xx.

(2) Includes the impact of NYMEX and basis-only hedges as well as physical sales agreements.

24

For financial hedging, CNX utilizes over-the-counter swaps to manage its exposure to natural gas price fluctuations. Typically, CNX “sells” swaps under which it receives a fixed price from counterparties and pays a floating market price. In order to help gain additional flexibility to move production to higher price periods, during the second quarter of 2020, CNX purchased, rather than sold, financial swaps for the period May through November of 2020 under which CNX will pay a fixed price to and receive a floating price from its hedge counterparties. Swaps purchased have the effect of reducing total hedged volumes for the period of the swap. Purchased Swaps Q3 2020 2020 NYMEX Only Hedges Volumes (Bcf) 9.5 21.5 Average Fixed Prices ($/Mcf) $2.29 $2.18 Index Hedges  Volumes (Bcf) 6.7 10.3 Average Fixed Prices ($/Mcf) $1.55 $1.52 Basis Hedges Volumes (Bcf) 8.9 20.7 Average Fixed Prices ($/Mcf) ($0.38) ($0.38) Natural Gas Hedging and Basis Protection (Cont’d)

Natural Gas and Liquids Realizations   2020 2019   Q2 Q2 NYMEX Natural Gas ($/MMBtu) $1.72 $2.64 Average Differential (0.29) (0.31) BTU Conversion (MMBtu/Mcf)* 0.11 0.18 Gain on Commodity Derivative Instruments-Cash Settlement** 1.03 0.08 Realized Gas Price per Mcf $2.57 $2.59 * Conversion factor 1.08 1.08 Natural Gas Price Reconciliation Average Price Realization ($ per Bbl) ** Excludes gain from hedge restructuring. Natural Gas Liquids, Oil and Condensate Q2 2020 liquids sold: 5.0 Bcfe Total weighted average price of all liquids decreased 54% to $8.73 per Bbl in Q2 2020 from $19.14 per Bbl in Q2 2019 and decreased 42% from $15.14 per Bbl in Q1 2020. In Q2 2020, liquids comprised 4% of production volumes   2020 2019 Q2 Q1 Q2 Q1 NGLs $7.86 $14.04 $18.36 $26.76 Oil $30.90 $47.22 $50.52 $43.56 Condensate $25.20 $37.68 $45.36 $39.00

Financial Guidance: 2020E Natural Gas Marketing Mix and Basis Northeast Pipeline Projects Southeast Pipeline Projects ETNG 2020E Gas: 10% CY20 Basis: $0.13 TCO Pool 2020E Gas: 21% CY20 Basis: ($0.30) TETCO ELA & WLA 2020E Gas: 5% CY20 Basis: ($0.08) Dawn Pipeline Projects Gulf Market Pipelines Michcon 2020E Gas: 11% CY20 Basis: ($0.13) DOM South 2020E Gas: 11% CY20 Basis: ($0.42) TETCO M2 2020E Gas: 35% CY20 Basis: ($0.44) TETCO M3 2020E Gas: 7% CY20 Basis: ($0.02) Percentages include physical sales Note: Forward market prices are as of 7/8/2020.

Q3 2020, 2020, and 2021 Gas Hedging Gain/Loss Projections In addition to NYMEX, Index, and basis financial hedges, CNX has physical fixed basis sales and physical fixed price sales with customers 2020E physical fixed basis sales and physical fixed price sales: 94.6 Bcf 2021E physical fixed basis sales and physical fixed price sales: 92.4 Bcf Physical sales provide additional basis hedge Flows through gas sales in financials Note: Forward market prices, hedged volumes, and hedge prices are as of 7/8/2020. Anticipated hedging activity is not included in projections. Net of purchased swaps. July prices are settled. Forecasted Gain/(Loss) amounts are based on sum of current monthly hedge positions vs. strip. CY 2020 excludes $84 million of hedge monetization gains.

YE2019 Type Curve Area and Acreage Update Note: As of year-end 2019 as identified in 2019 10-K filed February 10, 2020.

YE2019 Acreage and Undeveloped Location Update Note: As of year-end 2019 as identified in 2019 10-K filed February 10, 2020. Acres by type curve area do not equal total acres because some CNX-controlled acres fall outside of identified type curve areas. Average lateral lengths and inter-lateral spacing assumptions unchanged from 2018 Analyst Day. Totals may not foot due to rounding. Locations calculated by dividing total controlled acreage in type curve region divided by area of a well. Grossing up locations to include prospective units requiring additional capital, as is common in the industry, would yield significantly more locations. MARCELLUS UTICA

Non-GAAP Definition Non-GAAP Financial Measures Definitions: EBIT is defined as earnings before deducting net interest expense (interest expense less interest income) and income taxes. EBITDAX is defined as earnings before deducting net interest expense (interest expense less interest income), income taxes, depreciation, depletion and amortization, and exploration. Adjusted EBITDAX consolidated is defined as EBITDAX after adjusting for the certain discrete items... Although EBIT, EBITDAX, and adjusted EBITDAX consolidated are not measures of performance calculated in accordance with generally accepted accounting principles, management believes that they are useful to an investor in evaluating CNX Resources because they are widely used to evaluate a company's operating performance. We exclude stock-based compensation from adjusted EBITDAX because we do not believe it accurately reflects the actual operating expense incurred during the relevant period and may vary widely from period to period irrespective of operating results. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with generally accepted accounting principles. In addition, because all companies do not calculate EBIT, EBITDAX, or adjusted EBITDAX consolidated identically, the presentation here may not be comparable to similarly titled measures of other companies. Adjusted EBITDAX per outstanding share, adjusted net income per outstanding share, and adjusted EBITDAX consolidated, , are not measures of performance calculated in accordance with generally accepted accounting principles. Management believes that these financial measures are useful to an investor in evaluating CNX Resources because (i) analysts utilize these metrics when evaluating company performance and, (ii) given that we have an active share repurchase program, analysts have requested this information as of a recent practicable date, and we want to provide updated information to investors.   Free cash flow is defined as operating cash flow minus capex plus proceeds from asset sales.   Production cash costs include lease operating expense, production ad valorem and other fees, and transportation gathering and compression costs.   Fully burdened cash costs include production cash costs plus Interest, Unused FT and Processing, Idle Rig Fees, Other Cash Income (Expense), less 3rd Party Gathering and Other Operating Revenues. Net Debt is defined as long-term debt less cash and cash equivalents.   CNX is unable to provide a reconciliation of projected financial results contained in this presentation, including Free Cash Flow (FCF), Pro Forma (PF) FCF, adjusted EBITDAX, net debt, fully burdened cash costs and other metrics to their respective comparable financial measure calculated in accordance with GAAP. This is due to our inability to calculate the comparable GAAP projected metrics, including operating income and total production costs, given the unknown effect, timing, and potential significance of certain income statement items.

Non-GAAP Reconciliation Price and Cost Data per Mcfe

Non-GAAP Reconciliation Source: Company filings.

Non-GAAP Reconciliation Source: Company filings.

Non-GAAP Reconciliation Source: Company filings.